EXHIBIT 24
                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of August, 1996.



                                                 /s/ Kermit M. Beseke
                                                     Kermit M. Beseke




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of August, 1996.



                                                 /s/ Stephen M. Puricelli
                                                     Stephen M. Puricelli



                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of August, 1996.



                                                 /s/ Dennis J. Shaughnessy
                                                     Dennis J. Shaughnessy


                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of August, 1996.



                                                 /s/ Timothy H. Hanson
                                                     Timothy H. Hanson


                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of August, 1996.



                                                 /s/ Glenn G. Mackintosh
                                                     Glenn G. Mackintosh



                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of August, 1996.



                                             /s/ Adam Adamou
                                                 Adam Adamou




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of August, 1996.



                                    /s/ Robert Forbes
                                        Robert Forbes



                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Kermit M. Beseke and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Omnibus Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of August, 1996.



                                                 /s/ Eric P. Rundquist
                                                     Eric P. Rundquist